Exhibit 99.1

EXECUTION VERSION

PUT AND CALL STOCK PURCHASE AGREEMENT

AGREEMENT dated as of the 15th day of March 2019 by and among HAMPSTEAD PARK CAPITAL MANAGEMENT, LLC and its assigns in accordance with Section 7(d) hereof (“Buyer”) and SOUTHWEST GREEN INVESTMENTS, L.L.C. and STOCKBRIDGE ENTERPRISES, L.P. (together “Seller”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual obligations set forth in this Agreement, the parties hereto agree as follows:

1.    Purchase and Sale of the Shares. Subject to the satisfaction or waiver of the conditions set forth in Sections 4 and 5 of this Agreement, upon three (3) business days’ written notice by Buyer to Seller or Seller to Buyer, as the case may be, given at any time within ten (10) days following a Successful Offering (as defined below), Seller shall sell and Buyer shall purchase 1,750,000 shares of Common Stock (the “Shares”) of Quest Resource Holding Corporation (the “Company”) for a purchase price (the “Purchase Price”) payable by wire transfer of immediately available funds equal to $2.00 per Share.

2.    Representations and Warranties of Seller. Seller jointly and severally represents and warrants to Buyer as follows:

(a)    Good Standing. Seller is a limited liability company or limited partnership, respectively, duly organized, validly existing, and in good standing under the laws of the state of Nevada.

(b)    Title to the Shares. Seller is the direct lawful owner, beneficially and of record, of the Shares, and Seller holds legal and equitable title to the Shares free and clear of any and all liens, claims, charges, pledges, encumbrances, security interests, voting agreements, equities, options, and restrictions (collectively, “Encumbrances”) other than those imposed by applicable securities laws. At the Closing (as hereinafter defined), Buyer will acquire good, valid, and marketable title to the Shares, free and clear of all Encumbrances.

(c)    Authority and Consent. Seller has all requisite power, legal capacity, and authority to enter into and perform Seller’s obligations under this Agreement, and no approval or consent of, or filing or registration with, any court, governmental or regulatory agency or authority or other third party is necessary or required to consummate the transactions contemplated hereby, other than required filings with the Securities and Exchange Commission (“SEC”). All action on the part of Seller necessary for the execution and delivery of this Agreement, and the performance and consummation of the transactions contemplated hereby, has been taken. Upon execution and delivery by Seller, this Agreement will constitute a valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

(d)    No Violation or Breach. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) will be in compliance with all applicable agreements to which Seller is a party and that govern the rights and obligations of the Shares, and (ii) will not violate or result in the breach by Seller of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to any provision or restriction of any material loan, mortgage, lien, agreement, contract, instrument, order, judgment, award, decree, or any other restriction of any kind or character to which any material assets or properties of Seller is subject or by which Seller is bound. The performance by Seller of its obligations hereunder will be effective to transfer good title to Buyer of all economic and voting interests in the Shares, free and clear of any liens, claims, pledges, security interests, or other encumbrances.

(e)    Reliance on Advisors. Seller, in determining to sell the Shares, (i) understands that Seller may recognize taxable gain or loss as a result of the sale of the Shares, (ii) has been encouraged to and has had the opportunity to rely upon the advice of Seller’s legal and tax counsel, accountants, and other advisors with respect to the sale of the Shares, (iii) has relied solely upon the advice of Seller’s legal and tax counsel, accountants, or other financial advisors with respect to the financial, tax, and other considerations relating to the sale of the Shares, and (iv) understands and acknowledges that any future sale of shares of the Company’s capital stock could be at a premium or discount to the Purchase Price set forth herein, and such sale could occur at any time or not at all.

(f)    No Litigation. There is no litigation or governmental or administrative proceeding or investigation pending with respect to the Shares or, to the actual knowledge of Seller after reasonable inquiry or investigation, threatened against Seller with respect to the Shares, nor, to the knowledge of Seller, has there occurred any event or does there exist any condition on the basis of which any such claim may be asserted.

(g)    No General Solicitation or Advertising. At no time has Seller presented Buyer or any other party with or solicited Buyer or any other party through any article, notice, or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement, or any other form of general solicitation or advertising.

(h)    Absence of Representations and Warranties. Seller confirms that neither the Company nor anyone purportedly acting on behalf of the Company has made any representations, warranties, agreements, or statements, express or implied, respecting the Shares or the business, affairs, financial condition, plans, or prospects of the Company nor has Seller relied on any representations, warranties, agreements, or statements in the belief that they were made on behalf of any of the foregoing nor has Seller relied on the absence of any such representations, warranties, agreements, or statements in reaching Seller’s decision to sell the Shares. THE COMPANY HAS NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SHARES OR THE BUSINESS, AFFAIRS, FINANCIAL CONDITION, PLANS, PROSPECTS, ASSETS, LIABILITIES, OR OPERATIONS OF THE COMPANY, AND SELLER EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES.

(i)    Full Disclosure. To the actual knowledge of Seller after reasonable inquiry or investigation, no Form 10-K, Form 10-Q, Form 8-K or Registration Statement No. 333-227800 and any prospectus supplement thereto (the “Registration Statement”) filed by the Company with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading unless corrected in a later filing prior to the date hereof.

(j)    Brokers. Other than Roth Capital Partners with respect to sales under the Registration Statement, no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

(k)    No Company Representations. Except as set forth in Section 2(i), Seller is not making any representations or warranties to Buyer in relation to or on behalf of the Company.

3.    Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:

(a)    Good Standing. Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware.

(b)    Authority and Consent. Buyer has the right, power, legal capacity, and authority to enter into and perform Buyer’s obligations under this Agreement, and no approval or consent of any governmental or regulatory authority or other person is necessary in connection herewith. All action on the part of Buyer necessary for the execution and delivery of this Agreement, and the performance and consummation of the transactions contemplated hereby, has been taken. Upon execution and delivery by Buyer, this Agreement will constitute a valid and binding obligation of Buyer enforceable against buyer in accordance with its terms.

(c)    No Violation or Breach. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in the breach by Buyer of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to any provision or restriction of any material loan, mortgage, lien, agreement, contract, instrument, order, judgment, award, decree, or any other restriction of any kind or character to which any material assets or properties of Buyer is subject or by which Buyer is bound.

(d)    Status of Seller. Buyer understands and acknowledges that (i) Seller is affiliated with and controlled by the Chairman of the Board and the largest beneficial stockholder of the Company, (ii) Seller may possess material non-public information (“Seller Excluded Information”) regarding the Shares and the Company that may not have been provided to Buyer; (iii) Seller Excluded Information may be indicative of a value of the Shares that is substantially less than the Purchase Price or otherwise adverse to Buyer’s interest, and, therefore, such Seller Excluded Information might be material to Buyer’s decision to purchase the Shares; (iv) there is a potential disadvantage to which Buyer is subject on account of a possible disparity of information as between Buyer and Seller; and (v) Buyer has determined to purchase the Shares based on Buyer’s own investigation of the Company and the advice of Buyer’s advisors recognizing the unequal knowledge position of Buyer and Seller.

(e)    Purchase Entirely for Own Account. Buyer is acquiring the Shares for its own account only and not with a view to, or for resale in connection with, any “distribution” of the Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Buyer has no contract, undertaking, or arrangement to sell or transfer the Shares to another person.

(f)    Reliance on Advisors. Buyer, in determining to purchase the Shares, (i) has been encouraged to and has had the opportunity to rely upon the advice of Buyer’s legal and tax counsel, accountants, and other advisors with respect to the purchase of the Shares, (ii) has relied solely upon the advice of Buyer’s legal and tax counsel, accountants, or other financial advisors with respect to the financial, tax, and other considerations relating to the purchase of the Shares, and (iii) understands and acknowledges that any future sale of shares of the Company’s capital stock could be at a premium or discount to the Purchase Price set forth herein, and such sale could occur at any time or not at all.

(g)    Absence of Representations and Warranties. Except as set forth in Section 2(i), Buyer confirms that neither the Company nor anyone purportedly acting on behalf of the Company has made any representations, warranties, agreements, or statements, express or implied, respecting the Shares or the business, affairs, financial condition, plans, or prospects of the Company nor has Buyer relied on any representations, warranties, agreements, or statements in the belief that they were made on behalf of any of the foregoing nor has Buyer relied on the absence of any such representations, warranties, agreements, or statements in reaching Buyer’s decision to purchase the Shares. THE COMPANY HAS NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SHARES OR THE BUSINESS, AFFAIRS, FINANCIAL CONDITION, PLANS, PROSPECTS, ASSETS, LIABILITIES, OR OPERATIONS OF THE COMPANY, AND BUYER EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES.

(h)    No Company Representations. Buyer is not making any representations or warranties to Seller in relation to or on behalf of the Company.

(i)    Shares to be Restricted. Buyer understands that the Shares are “restricted securities” within the meaning of Rule 144 under the Securities Act.

(j)    No Registration. Buyer acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state, and the Shares cannot be resold unless the shares are registered for resale or an exemption from registration is available. Buyer acknowledges that the Company has no obligation to register or qualify the Shares for resale, and the Company does not intend to register any such Shares either under the Securities Act or any state securities laws. Buyer further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including the time and manner of sale, the holding period for the Shares, and requirements relating to the Company that are outside of such Buyer’s control, and which the Company is under no obligation and may not be able to satisfy.

(k)    Legends. Buyer acknowledges that the certificate or certificates evidencing the Shares will bear a restrictive legend (i) stating that the Shares may not be sold, transferred, hypothecated, or otherwise distributed in the absence of an effective registration under the Securities Act and any applicable state securities laws or the receipt of an opinion of counsel that is satisfactory to the Company that such registration is not required, and (ii) as required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(l)    No General Solicitation or Advertising. The offer to sell the Shares was communicated directly to Buyer by Seller or Seller’s agent. At no time was Buyer presented with or solicited by or through any article, notice or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general solicitation or advertising.

(m)    Accredited Investor. Buyer is an Accredited Investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Buyer (i) can bear the economic risk of the purchase of the Shares, including the complete loss of Buyer’s investment, and (ii) has sufficient knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of Buyer’s purchase of the Shares.

(n)    Brokers. Other than Roth Capital Partners with respect to sales under the Registration Statement, no broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transaction contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

4.    Conditions Precedent to Buyer’s Performance. The obligations of Buyer under this Agreement are subject to the satisfaction or waiver, at or before the Closing, of all the conditions set out below in this Section 4.

(a)    Accuracy of Seller’s Representations and Warranties. All representations and warranties by Seller in this Agreement, or in any written statement that shall be delivered to Buyer by Seller pursuant to this Agreement, shall be true on and as of the Closing Date (as hereinafter defined) as though such representations and warranties were made on and as of that date.

(b)    Performance by Seller. Seller shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

(c)    Completion of Successful Offering. There shall have been sold under the Registration Statement a minimum of 1,950,000 shares of the Company’s Common Stock held by Seller or one or more of its Affiliates (as defined below) and 1,500,000 shares held by other stockholders unless Seller or such other stockholders determine to sell a lower number of shares (the “Successful Offering”).

(d)    No Material Adverse Change. There shall not have occurred a material adverse change in the condition of the Company, and the Company shall have conducted its business in the ordinary course, in each case between the date of this Agreement and the Closing Date.

(e)    Non-Competition Agreement. On or prior to Closing, each of the Voting Stockholders (as defined below) shall have entered into a non-competition agreement (“Non-Competition Agreement”) with the Company in substantially the same form furnished to Buyer prior to the date hereof.

(f)    Voting Agreement. Mitchell A. Saltz, Jeffrey D. Forte, and Brian S. Dick and each of their respective Affiliates (collectively, the “Voting Stockholders”) shall have entered into a voting agreement (the “Voting Agreement”) in substantially the same form furnished to Buyer prior to the date hereof, agreeing to vote all shares of the Company’s Common Stock beneficially owned by them at each meeting of the stockholders of the Company or any action taken by written consent during the period commencing on the Closing Date and ending three (3) years thereafter: (i) in favor of the directors nominated and recommended by the Company’s Board of Directors (the “Board”), including two (2) designees of Buyer, provided that a majority of the Board must be “independent” within the meaning of the rules of Nasdaq, (ii) against any stockholder nomination or proposal not approved or recommended by the Board and (iii) in accordance with the recommendations by the Board on all other proposals of the Board set forth in the Company’s proxy statements; provided, that (x) if both Institutional Shareholders Services Inc. and Glass Lewis & Co., LLC recommend a vote in opposition to the Board’s recommendation (other than with respect to the election of directors or an Extraordinary Matter (as defined below)), or (y) a proposal relates to an Extraordinary Matter, the Voting Stockholders shall be free to vote their shares freely so long as no Voting Stockholder publicly discloses such vote; and provided, further that if any of the Board Conditions (as defined below)

are not satisfied at any time during the term of the Voting Agreement, the Voting Stockholders shall vote all shares of the Company’s Common Stock beneficially owned by them at each meeting of the stockholders of the Company or any action taken by written consent: (1) for up to a maximum of three (3) additional directors proposed by Buyer in addition to the two (2) then serving as Buyer’s designees and (2) if proposed by Buyer, the removal of up to a maximum of three (3) directors who are not designees of Buyer, so that Buyer will have a maximum of five (5) designees on the Board. For purposes of this Agreement, “Extraordinary Matter” shall be defined as any merger, stock-for-stock transaction, or other event resulting in the Company’s stockholders retaining less than 50% of the equity interests and voting power of the surviving entity’s then outstanding equity securities; any recapitalization or restructuring; any spin-off or sale or transfer of all or substantially all of the Company’s assets in one or a series of transactions; or any other business combination of the Company that requires a stockholder vote.

(g)    Company Report. On or prior to Closing, the Company shall file a Current Report on Form 8-K in substantially the same form previewed with Buyer prior to the date hereof, announcing that, in view of the substantial ownership position of Buyer, the strategic alignment between the Company and Buyer, and the substantial reduction in the Share ownership by Seller and others: (i) Mitchell A. Saltz and Jeffrey D. Forte shall resign from the Board, effective as of the Closing; (ii) Dan Friedberg (“DF”) and a second person designated by the Buyer (the “Second Designee”) shall be elected or appointed as members of the Board, effective as of the Closing; (iii) DF will be appointed as the Chairman of the Board and Chairman of the Nominations and Corporate Governance Committee of the Board, effective as of the Closing; (iv) the Board anticipates reducing the size of the Board to eight (8) members by or immediately following the 2019 annual meeting of stockholders of the Company; and (v) the Board shall amended its Second Amended and Restated Bylaws, effective as of the Closing, to: (1) permit two or more directors to call special meetings of stockholders, (2) permit stockholders to fill director vacancies resulting from the removal of directors by stockholders, (3) require the unanimous consent of the Board to increase the size of the Board above eight (8) members, and (4) require the unanimous consent of the Board to amend the foregoing bylaw amendments.

5.    Conditions Precedent to Seller’s Performance. The obligations of Seller under this Agreement are subject to the satisfaction or waiver, at or before the Closing, of all the following conditions.

(a)    Accuracy of Buyer’s Representations and Warranties. All representations and warranties of Buyer contained in this Agreement or in any written statement delivered by Buyer pursuant to this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of that date.

(b)    Performance by Buyer. Buyer shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Buyer on or before the Closing Date.

(c)    Completion of Successful Offering. There shall have occurred a Successful Offering.

6.    Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place via the electronic exchange of documents as specified in paragraph 1 above, or at such other time, place, and manner as the parties may agree to in writing. The date of the Closing is herein called the “Closing Date.”

(a)    Obligations of Seller. At the Closing, Seller shall deliver to the Company’s transfer agent a certificate or certificates evidencing sufficient shares of the Company’s Common Stock to permit the Company to transfer to Buyer a certificate evidencing the Shares, such certificate from Seller to be validly endorsed by Seller in blank or with a duly executed stock power attached. Seller shall instruct the Company’s transfer agent to issue a certificate for the Shares in the name of Buyer and to deliver such certificates to Buyer.

(b)    Obligations of Buyer. At the Closing, Buyer shall deliver to Seller the Purchase Price by wire transfer to an account designated by Seller.

(c)    Transfer of Rights. From and after the Closing, Seller’s rights as a stockholder in the Company with respect to the Shares, including, without limitation, the right to vote or receive cash or stock dividends or any distribution with respect to such Shares, will cease and Buyer shall be deemed to be the record and beneficial owner of the Shares.

7.    Miscellaneous.

(a)    Board Matters. During the term of the Voting Agreement, the following conditions shall be satisfied at all times: (i) Mitchell A. Saltz and Jeffrey D. Forte shall not be members of the Board or any committees thereof; (ii) Dan Friedberg (“DF”) and a second person designated by the Buyer (the “Second Designee”) shall be elected or appointed as members of the Board, commencing as of the Closing; (iii) if DF or the Second Designee do not serve for any reason during the term of the Voting Agreement, Buyer shall have the right to designate a replacement director(s) to the Board and such replacement director(s) shall be promptly appointed to the Board, provided any such replacement director shall be “independent” for Nasdaq purposes and qualified to serve; (iv) DF shall serve as Chairman of the Board, provided he is willing and able to serve in such capacity; and (v) DF shall serve as Chairman of the Company’s Nominations and Corporate Governance Committee, provided he is willing and able to serve in such capacity (collectively, the “Board Conditions”).

(b)    Further Assurances. Each of the parties hereto shall execute and deliver any and all such other instruments, documents, and agreements and take all such actions as either party may reasonably request from time to time in order to effectuate the purposes of this Agreement.

(c)    Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada without application of the conflict of laws principles thereof.

(d)    Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior consent of the other party hereto. Notwithstanding the foregoing, Buyer shall have the option, exercisable by giving written notice to Seller prior to the Closing, of assigning its rights under this Agreement to one or more affiliates of Buyer formed for the sole purpose of acquiring the Shares; provided, that Buyer shall not be released in any way from, and shall remain responsible for, its obligations under this Agreement.

(e)    Entire Agreement. Except for the Non-Competition Agreements and Voting Agreements, this Agreement contains the entire understanding between the parties hereto with respect to the purchase and sale of the Shares, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, between the parties hereto, with respect to the purchase and sale of the Shares. Except as otherwise expressly provided herein, this Agreement may not be modified or amended other than by an agreement executed in writing by the parties hereto. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision.

(f)    Indemnification by Seller. Seller shall jointly and severally indemnify, defend and hold harmless Buyer from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities (including, without limitation, reasonable attorneys’ fees and expenses and court costs) suffered by Buyer and resulting from or arising in connection with any false or incorrect representation or warranty made by Seller herein, or the breach by Seller of any of its covenants or agreements hereunder. The obligations of Seller under this clause (e) shall survive any termination of this Agreement.

(g)    Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, when sent by email or facsimile, or five (5) days after deposit in the United States mails, first class postage prepaid, addressed as set forth below:

(i)	If to Buyer:

Hampstead Park Capital Management

20 Ballwood Road

Old Greenwich, CT 06870

Attention: Dan Friedberg

Email:  friedberg@hampsteadparkcapital.com

(ii)	If to Seller:

7377 E. Doubletree Ranch Road, Suite 200

Scottsdale, Arizona 85250

Attention: Mitchell Saltz

Email:  mas917@gmail.com

With a copy in either case as follows:

Quest Resource Holding Corporation

3481 Plano Parkway

The Colony, Texas 75056

Attention: Laurie L. Latham

Email: lauriel@questrmg.com

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

(h)    Survival of Representations and Warranties. All representations and warranties made or undertaken by each party in this Agreement shall survive the Closing Date for a period of twenty-four (24) months. The covenants and agreements of the parties hereto contained herein shall survive in accordance with their respective terms, and this Section 7(h) shall not limit any covenant or agreement of the parties that contemplates performance after the Closing.

(i)    Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively, constitute one agreement, and may be executed by facsimile or email pdf transmission of an executed counterpart of or signature page to this Agreement and any facsimile, email pdf, or photocopy of an executed counterpart of or signature page to this Agreement shall be given the same effect as the original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Agreement as of the day and year first above written.

BUYER:

HAMPSTEAD PARK CAPITAL MANAGEMENT, LLC

By:	/s/ Daniel Friedberg
Name:	Daniel Friedberg
Title:	Chief Executive Officer

SELLER:

SOUTHWEST GREEN INVESTMENTS, L.L.C.

By:	/s/ Mitchell A. Saltz
Name:	Mitchell A. Saltz
Title:	Manager

STOCKBRIDGE ENTERPRISES, L.P.

By:	Stockbridge Management Group, L.L.C.
Its:	General Partner

By:	/s/ Mitchell A. Saltz
Name:	Mitchell A. Saltz
Title:	Manager

[Signature Page to Put and Call Stock Purchase Agreement]